UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2024

CytomX Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37587	27-3521219
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 Oyster Point Blvd Suite 400 South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 650 515-3185

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	CTMX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2024, CytomX Therapeutics, Inc. (the “Company”) appointed Chris Ogden to serve as the Company’s Chief Financial Officer effective June 15, 2024 (the “Effective Date”). This position is a promotion from Mr. Ogden’s current position serving as the Company’s Senior Vice President, Finance and Accounting. Mr. Ogden will continue to serve as Principal Accounting Officer and Principal Financial Officer, which designation he has held since September 2022. Mr. Ogden’s biographical data is incorporated herein by reference as set forth in the Company’s proxy statement filed on April 4, 2024.

There are currently no arrangements or understandings between Mr. Ogden and any other person pursuant to which Mr. Ogden was selected as an executive officer. There are no family relationships between Mr. Ogden and any director or other executive officer of the Company, or with any person nominated or chosen to become an officer or a director of the Company. The Company has had no transactions since the beginning of its last fiscal year, and has no transactions currently proposed, in which Mr. Ogden, or any member of his immediate family, has an interest requiring disclosure under Item 404(a) of Regulation S-K.

In connection with Mr. Ogden’s appointment as Chief Financial Officer, Mr. Ogden was granted (i) a stock option award (the “Option Award”) to purchase 75,000 shares of the Company’s common stock, with an exercise price equal to the closing price of the Company’s common stock as reported on the date of grant and (ii) a restricted stock unit award for 17,500 shares of the Company’s common stock (the “RSU Award”). The Option Award and the RSU Award will each be made pursuant to the Company’s 2015 Equity Incentive Plan.

In connection with his designation as Principal Financial Officer and Principal Accounting Officer in September 2022, the Company entered into an indemnification agreement with Mr. Ogden in accordance with the Company’s standard practice and pursuant to the form previously approved by the Board and the Company’s stockholders, which form was filed as Exhibit 10.16 to the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on August 28, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYTOMX THERAPEUTICS, INC.

Date: June 17, 2024	By:	/s/ Lloyd Rowland
Lloyd Rowland
SVP, General Counsel